UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant   ☐

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☑	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to ss.240.14a-12

THE A CONSULTING TEAM, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE A CONSULTING TEAM, INC.
200 PARK AVENUE SOUTH
NEW YORK, NEW YORK 10003

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 4, 2004

To the Holders of the Common Stock of THE A CONSULTING TEAM, INC.

     PLEASE TAKE NOTICE that the Annual Meeting of Shareholders of The A Consulting Team, Inc. (the “Company”) will be held at 10:00 a.m. (local time), on August 4, 2004, at the Company’s principal office at 200 Park Avenue South, Suite 901, New York, New York 10003 for the following purposes:

1.	To elect the Board of Directors of the Company to serve until the annual meeting of shareholders in 2005 and until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Grant Thornton LLP as the independent auditors of the Company for the year ending December 31, 2004; and

3.

To approve an amendment and restatement of the Company’s stock option plan to (a) reflect previous amendments to the stock option plan, (b) allow for discretionary grants of options to purchase up to 5,000 shares of the Company’s common stock, $0.01 par value per share (“Common Stock”) per calendar year to each non-employee director of the Company at fair market value on the date of grant, (c) extend the term of the stock option plan until February 26, 2014, (d) restrict payment of the exercise price for options by delivery of previously acquired shares of Common Stock to delivery of shares of Common Stock owned more than six months and (e) restrict the use of shares of Common Stock to satisfy tax withholding obligations to the satisfaction of the statutory tax withholding obligations.

4.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

     Only holders of the Common Stock at the close of business on June 21, 2004 will be entitled to notice of and to vote at this meeting and any adjournment or postponement thereof.

     You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card promptly. This will insure that your shares are voted in accordance with your wishes. Your cooperation is appreciated since a majority of the outstanding shares entitled to vote must be represented, either in person or by proxy, to constitute a quorum for the purposes of conducting business at the meeting.

By Order of the Board of Directors,

By:	/s/ RICHARD D. FALCONE

Richard D. Falcone Secretary June 28, 2004

THE A CONSULTING TEAM, INC.
200 Park Avenue South
New York, New York 10003

Dear Shareholder:

     You are cordially invited to attend the Company's Annual Meeting on August 4, 2004. The meeting will begin promptly at 10:00 a.m. at the offices of The A Consulting Team, Inc., 200 Park Avenue South, Suite 901, New York, New York 10003.

     The official Notice of Meeting, proxy statement and form of proxy are included with this letter. The matters listed in the Notice of Meeting are described in detail in the proxy statement.

     The vote of every shareholder is important. Please sign, date and promptly mail your proxy. The Board of Directors and management look forward to greeting those shareholders who are able to attend.

Sincerely,
THE A CONSULTING TEAM, INC.

/s/ SHMUEL BENTOV

Shmuel BenTov Chairman, Chief Executive Officer and President

THE A CONSULTING TEAM, INC.
200 PARK AVENUE SOUTH
NEW YORK, NEW YORK 10003
(212) 979-8228

PROXY STATEMENT

for

Annual Meeting of Shareholders
August 4, 2004

     This proxy statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors”) of The A Consulting Team, Inc., a New York corporation (the “Company”), to be voted at its Annual Meeting of Shareholders which will be held at 10:00 a.m. (local time), on August 4, 2004 at the offices of The A Consulting Team, Inc., 200 Park Avenue South, Suite 901, New York, New York 10003 and at any postponements or adjournments thereof (the “Annual Meeting”).

     At the Annual Meeting, the Company’s shareholders will be asked (i) to elect Messrs. Shmuel BenTov, Steven S. Mukamal, Reuven Battat and William Miller as directors of the Company to serve until the annual meeting of shareholders in 2004 and until their respective successors are duly elected and qualified, (ii) to ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the year ending December 31, 2004, (iii) to (a) approve an amendment and restatement of the Company’s stock option plan, (b) reflect previous amendments to the stock option plan to allow for discretionary grants of the Company of options to purchase up to 5,000 shares of the Company’s common stock, $0.01 par value per share (“Common Stock”) per calendar year to each non-employee director of the Company at fair market value on the date of grant, (c) extend the term of the stock option plan until February 26, 2014, (d) restrict payment of the exercise price for options by delivery of previously acquired shares of Common Stock to delivery of shares of Common Stock owned more than six months and (e) restrict the use of shares of Common Stock to satisfy tax withholding obligations to the satisfaction of the statutory tax withholding obligations. (iv) to take such other action as may properly come before the Annual Meeting or any adjournments thereof.

     Please note that all share and per share amounts included in this proxy statement reflect the one for four reverse stock split that occurred on January 7, 2004. This proxy statement and the accompanying form of proxy, together with the Company’s 2003 Annual Report to Shareholders, are being mailed to shareholders on or about July 8, 2004.

GENERAL INFORMATION

Solicitation and Voting of Proxies; Revocation; Record Date

     Shares represented by each properly executed and returned proxy card will be voted (unless earlier revoked) in accordance with the instructions indicated. If no instructions are indicated on the proxy card, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted “FOR” the election of the nominees for director named below, “FOR” the ratification of the Company’s independent auditors, and “FOR” a proposal to approve an amendment and restatement of the Company’s stock option plan to allow for discretionary grants to non-employee directors of the Company of options to purchase up to 5,000 shares of Common Stock per calendar year per non-employee director at fair market value on the date of grant and by the proxies in their discretion on any other matters to come before the Annual Meeting.

     A shareholder may revoke a proxy at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the meeting. Any written notice revoking the proxy should be sent to the attention of Richard D. Falcone, Secretary, The A Consulting Team, Inc., 77 Brant Avenue, Suite 320, Clark, New Jersey 07066, Telephone: (732) 499-8228.

     Proxies may be solicited by mail, and may also be made by personal interview, telephone and facsimile transmission, and by directors, officers and employees of the Company (without special compensation). The expenses for the preparation of proxy materials and the solicitation of proxies for the Annual Meeting will be paid by the Company. The Company has retained Mellon Investor Services to assist in the solicitation. In accordance with the regulations of the Securities and Exchange Commission, the Company will reimburse, upon request, banks, brokers and other institutions, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to the beneficial owners of the Company’s Common Stock. Expenses for the solicitation are estimated to be approximately $4,500, plus other reasonable expenses.

     Only holders of record of the Company’s Common Stock, Series A Preferred Stock, $0.01 par value per share (“Series A Preferred Stock”) and/or Series B Preferred Stock, $0.01 par value per share (“Series B Preferred Stock”), at the close of business on June 21, 2004 (the “Record Date”) are entitled to notice of and to attend and vote at the Annual Meeting with each share entitled to one vote. The shares of the Series A Preferred Stock and the Series B Preferred Stock will be entitled to vote on an as-converted basis, which is at a conversion ratio of one share of common stock for each four shares of Preferred Stock. As of June 21, 2004, there were 2,109,217 outstanding shares of Common Stock, 530,304 outstanding shares of Series A Preferred Stock and 41,311 outstanding shares of Series B Preferred Stock. Under the Company’s By-Laws, the presence at the Annual Meeting, in person or by duly authorized proxy, of the holders of a majority of the total number of outstanding shares of Common Stock, Series A Preferred Stock (voting on an as-converted basis) and Series B Preferred Stock (voting on an as-converted basis), voting as a single class, entitled to vote constitutes a quorum for the transaction of business.

     New York’s Business Corporation Law and the Company’s By-Laws provide that, a quorum being present, nominees for the office of director are to be elected by a plurality of votes cast at the meeting by holders of shares represented either in person or by proxy entitled to vote in the election. Only shares affirmatively voted in favor of a nominee will be counted toward the achievement of a plurality. Votes withheld (including broker non-votes) are counted as present for the purpose of determining a quorum but are not counted as votes cast in determining a plurality.

     With respect to the items described in clause (2) and clause (3) of the Notice of Annual Meeting of Shareholders dated June 28, 2004, New York’s Business Corporation Law provides that, a quorum being present, approval is to be determined by a majority of the votes cast at the meeting in favor of or against such action by holders of shares represented either in person or by proxy entitled to vote in the election.

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ELECTION OF DIRECTORS

(Item 1 on Proxy Card)

     Pursuant to the Company’s By-Laws, the Board of Directors shall be comprised of not less than three directors, unless all of the outstanding shares are owned beneficially and of record by less than three shareholders. At each Annual Meeting of shareholders, directors shall be elected for the ensuing year.

Nominees Standing for Election

     The following nominees are standing for election to serve as directors until the Annual Meeting of Shareholders in 2005 and until their respective successors are duly elected and qualified:

     Shmuel BenTov, 49, is the founder of TACT and has been the Chairman of the Board, Chief Executive Officer and President of the Company since its establishment in 1983. Mr. BenTov received a B.Sc. in Economics and Computer Science in 1979 from the Bar-Ilan University in Israel. From 1979 to 1983, Mr. BenTov was a consultant Database Administrator and then an Account Manager with Spiridellis & Associates. From 1972 to 1979, Mr. BenTov served with the Israeli Defense Forces as a Programmer, Analyst, Project Manager, Database Administrator and Chief Programmer.

     Steven S. Mukamal, 64, has been a director of the Company since August 1997. Mr. Mukamal is the Chairman of the Compensation Committee as well as a member of the Audit Committee and the Nominating Committee. Mr. Mukamal received a B.A. in 1962 from Michigan State University and a J.D./L.L.B. in 1965 from Brooklyn Law School. Since 1965, he has been a member and senior partner of the law firm Barst & Mukamal LLP. Mr. Mukamal specializes in the areas of immigration and nationality law, consular law and real estate and debt restructuring.

     Reuven Battat, 48, has been a director of the Company since August 1997. Mr. Battat is a member of the Compensation Committee and the Audit Committee and the Chairman of the Nominating Committee. In 2003, Mr. Battat became the Chief Executive Officer of Actimize, LTD. Mr. Battat was the President and Chief Executive Officer of ProcureNet Inc. from 2000 through 2003. Mr. Battat was the Senior Vice President and General Manager of Global Marketing for Computer Associates International, Inc. and from 1995 through 1999. Mr. Battat was responsible for Computer Associates' worldwide marketing activities and long-term planning of product development in new and emerging markets.

     William Miller, 66, has been a director of the Company since July 2002. Mr. Miller is the Chairman of the Audit Committee and a member of the Nominating Committee. Mr. Miller is a private investor. He is a Certified Public Accountant and an Attorney. He was affiliated for eight years with Cantor Fitzgerald, an investment banking firm, as Executive Vice President responsible for corporate finance, real estate, and retail sales. Subsequent to that he was with Telerate, a computer information services company.

     Proxies are solicited in favor of the director nominees and it is intended that the proxies will be voted for the nominees unless otherwise specified. Should a nominee become unable to serve for any reason, unless the Board of Directors by resolution provides for a lesser number of directors, the person named in the enclosed proxy will vote for the election of a substitute nominee. The Board of Directors has no reason to believe that the nominees will be unable to serve.

Recommendation

     The Board of Directors recommends that shareholders vote FOR each of the nominees.

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RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

(Item 2 on Proxy Card)

     The Audit Committee has recommended to the Board of Directors of the Company the selection of Grant Thornton LLP as independent auditors of the Company for the year ending December 31, 2004.

     Ernst & Young LLP was previously the principal accountant for the Company. The Company dismissed Ernst & Young LLP on June 27, 2002.

     The decision to dismiss Ernst & Young LLP was approved by the Audit Committee of the Board of Directors of the Company.

     In connection with the audits of the fiscal year ended December 31, 2001, and the subsequent interim period through June 27, 2002, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. During 2001 and through June 28, 2002, there were no reportable events (as defined in Regulation S-K 304(a)(1)).

     The audit report of Ernst & Young LLP on the financial statements of the Company as of December 31, 2001 and for the year ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     The Company engaged Grant Thornton LLP as principal accountants on June 28, 2002. The decision to hire Grant Thornton LLP was approved by the Audit Committee of the Board of Directors of the Company.

     AUDIT FEES. During the year ended December 31, 2003, the aggregate fees paid to Grant Thornton, LLP for the audit of the Company’s financial statements for such year and the review of the Company’s interim financial statements for each quarter of 2003 were $249,472. During the fiscal year ended December 31, 2002, the aggregate fees paid to Grant Thornton LLP for the audit of the Company’s financial statements for such fiscal year and for the reviews of the Company’s interim financial statements for the second, third and fourth quarter were $92,409.

     During the year ended December 31, 2003, the aggregate fees paid to Ernst & Young LLP for the work related to the consent to the use of previously audited financial statements was $3,600. During the fiscal year ended December 31, 2002, the aggregate fees paid to Ernst & Young LLP for the audit of the Company’s financial statements and the review of the Company’s interim financial statements for the first quarter were $141,000.

     AUDIT RELATED FEES. During the years ended December 31, 2003 and 2002, there were no fees paid to Grant Thornton for audit related fees.

     During the years ended December 31, 2003 and 2002, there were no fees paid to Ernst & Young LLP for audit related fees.

     TAX FEES. During the years ended December 31, 2003 and 2002, the aggregate fees paid to Grant Thornton LLP for tax compliance, tax advice and tax planning were $41,020 and $30,000, respectively.

     During the year ended December 31, 2003, the Company did not pay any fees to Ernst & Young LLP for tax services. During the fiscal year ended December 31, 2002, the aggregate fees paid to Ernst & Young LLP for tax compliance, tax advice and tax planning were $52,795.

     ALL OTHER FEES. There were no fees paid to Grant Thornton, LLP for professional services other than audit and tax for the year ended December 31, 2003. During the fiscal year ended December 31, 2002, the aggregate fees paid to Grant Thornton LLP for professional services other than audit, which were related to the filing of Form 8-K and a special project requested by the Audit Committee, were $26,200.

     During the year ended December 31, 2003 and 2002, there were no fees paid to Ernst & Young LLP for professional services other than audit and tax.

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AUDIT COMMITTEE-POLICIES AND PROCEDURES. The Audit Committee reviews the independence of the Company’s auditors on an annual basis and has determined that Grant Thornton, LLP is independent. In addition, the Audit Committee pre-approves all work and fees, which are performed by the Company’s independent auditors.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2003. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

REVIEW WITH MANAGEMENT. The Audit Committee has reviewed and discussed the Company’s audited financial statements with management.

REVIEW AND DISCUSSIONS WITH INDEPENDENT ACCOUNTANTS. The Audit Committee has discussed with Grant Thornton LLP, the Company’s independent accountants, the matters required to be discussed by SAS 61 (Communication With Audit Committees), as amended by SAS 90 (Audit Committee Communications) that includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. The Audit Committee has received from Grant Thornton LLP the required written communication, as required by Independence Standards Board Standard No. 1 (that relates to the accountants’ independence from the Company and its related entities).

CONCLUSION. Based on the review and discussions with management and Grant Thornton LLP referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report of Form 10-K for the fiscal year ended December 31, 2003.

AUDIT COMMITTEE: William Miller, Chairman Reuven Battat Steven S. Mukamal

     A representative of Grant Thornton LLP, the Company’s principal accountant for the current year and for the most recently completed fiscal year, will be present at the meeting. The representative will be given the opportunity to make a statement at the meeting and will be available to respond to appropriate questions.

Recommendation

     The Board of Directors recommends that the shareholders RATIFY the selection of Grant Thornton LLP to be the independent auditors of the Company for the year ending December 31, 2004.

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AMENDMENT AND RESTATEMENT OF THE
1997 STOCK OPTION AND AWARD PLAN

(Item 3 on Proxy Card)

General

     The Board of Directors has recommended that the 1997 Stock Option Award Plan (the “Plan”) be amended and restated (the “Plan Restatement”). The Plan Restatement will not affect any provision of the Plan, except as set forth below. A copy of the Plan Restatement is attached hereto as Exhibit C. A copy of the Plan, prior to giving effect to the Plan Restatement, is attached hereto as Exhibit B. The Plan was originally implemented in June 1997, was amended in May 1998 (the “First Amendment”) and was amended a second time in May 2001 (the “Second Amendment”).

     The Plan Restatement is being made to enable the Company and its subsidiaries to more effectively continue to provide incentives to non-employee directors of the Company and its subsidiaries to advance the interests of the Company and to enable the Company and the Company’s subsidiaries to continue to attract qualified new non-employee directors in a competitive marketplace.

     The Plan Restatement’s effectiveness is dependent upon the approval of our shareholders at the Annual Meeting.

     The Plan Restatement affects non-employee directors, of whom there are currently three, William Miller, Reuven Battat and Steven S. Mukamal.

Plan Restatement

     The Plan Restatement, if approved, will (a) reflect the First Amendment and the Second Amendment, (b) allow for discretionary grants of options to purchase up to 5,000 shares of Common Stock per calendar year to each non-employee director of the Company at fair market value on the date of grant, (c) extend the term of the Plan until February 26, 2014, (d) restrict payment of the exercise price for options by delivery of previously acquired shares of Common Stock to delivery of shares of Common Stock owned more than six months and (e) restrict the use of shares of Common Stock to satisfy tax withholding obligations to the satisfaction of the statutory tax withholding obligations. These grants would be in addition to the current automatic grants of stock options to purchase 250 shares of Common Stock per year. The table below discloses the benefits or amounts that will be received by or allocated to each of the following under the Plan Restatement (other than as currently received pursuant to the First Amendment and the Second Amendment).

Name and Position	Number of Units
Shmuel BenTov	0
Richard D. Falcone	0
Executive Group	0
Non-Executive Director Group	5,000 per non-employee director per year
Non-Executive Officer Employee Group	0

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The 1997 Stock Option and Award Plan

     The following is a summary of the Plan and its material provisions. The summary is qualified by reference to the full terms of the Plan.

Purpose of the Plan

     The Plan provides for awards of restricted shares and grants of options, SARs, performance units and performance shares. The Plan is intended to increase incentive and to encourage share ownership on the part of (1) employees of the Company and its affiliates, (2) consultants who provide significant services to the Company and its affiliates and (3) directors of the Company who are employees of neither the Company nor any affiliate. The Plan also is intended to further the growth and profitability of the Company.

     The Company believes that awards of restricted shares, options, SARs, performance units and performance shares are an important part of the compensation package offered to its and its subsidiaries’ employees and that through awards of restricted shares, options, SARs, performance units and performance shares its employees’ interests are more closely aligned with those of its shareholders. Generally, the Company grants options to employees subject to minimum vesting periods and employees are required to remain with the Company for a number of years to earn and receive the full benefit of an option grant.

Shares Subject to the Plan

     The Plan was originally adopted and approved by the Company's shareholders on June 11, 1997, the First Amendment to the Plan increasing the number of shares of Common Stock reserved for issuance under the Plan from 150,000 to 225,000 shares was approved by the Company’s shareholders on May 27, 1998 and the Second Amendment to the Plan increasing the number of shares of Common Stock reserved for issuance under the Plan from 225,000 to 300,000 shares, allowing the Board to create a separate committee to administer the Plan with respect to persons subject to Section 16 of the Securities Exchange Act of 1933, as amended and prohibiting any employee of the Company or any subsidiary of the Company from being granted options or SARs to purchase more than 62,500 shares of Common Stock in any calendar year was approved by the Company’s shareholders on May 24, 2001.

     There are a total of 300,000 shares of Common Stock reserved for issuance with respect to restricted shares, performance units and performance shares awards and upon the exercise of options and SARs available for grant under the Plan. The number of shares of Common Stock reserved for issuance with respect to restricted shares, performance units and performance shares awards and upon the exercise of options and SARs granted under the Plan are subject to adjustment in the event of stock splits, stock dividends and other situations.

Awards Outstanding

     As of the Record Date, the Company had options outstanding under the Plan to purchase an aggregate of 198,301 shares of Common Stock, at a weighted average exercise price per share of $3.51. There are no restricted shares, SARs, performance units or performance shares outstanding. An aggregate of 100,449 shares of Common Stock are available for issuance upon future awards of restricted shares, performance units or performance shares or exercise of SARs or options available for future grant.

Administration

     The Plan is administered by a committee (the “Plan Committee”), constituted of members appointed from time to time by the Board, except with respect to awards of restricted shares, performance units and performance shares and grants of SARs and options to (i) non-employee directors and (ii) Section 16 Persons, if the Board establishes the Section 16 Committee. Awards and grants to non-employee directors are administered by the Board. Awards and grants to Section 16 Persons may be administered by the Section 16 Committee, if established by the Board, which shall consist of (i) the Board itself or (ii) those individuals who satisfy the requirements set forth under Rule 16b-3 of the Exchange Act. The Plan Committee currently consists of three members, Messrs. BenTov, Mukamal and Battat, two of whom, Messrs. Mukamal and Battat, are non-employee directors, as defined in Rule 16b-3. The Plan Committee may delegate certain of its responsibilities to other persons; provided, however, the Plan Committee may not delegate its authority and powers in any way which would jeopardize the Plan’s

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qualifications under Rule 16b-3. The Board may fill vacancies on the Plan Committee and the Section 16 Committee, and may from time to time remove or add members. The Plan Committee, the Section 16 Committee and the Board, as applicable, are hereinafter referred to as the “Committee”.

Participants and Terms of Awards

     Options

     The Plan permits grants of incentive stock options (“ISOs”) and non-qualified stock options (“NSOs”). ISOs are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (“Code”). Only employees who are common-law employees of the Company or its subsidiaries are eligible for the grant of ISOs. An employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding shares of the Company or its subsidiaries is not eligible for the grant of an ISO, unless the requirements set forth in Section 422(c)(5) of the Code are satisfied.

     The exercise price per share of an option may not be less than the fair market value of a share of Common Stock as of the date of grant (or, if an ISO, not less than 110% of the fair market value of a share of Common Stock as of the date of grant if, on the date of grant, the employee owns shares representing more than 10% of the total combined voting power of all classes of shares of the Company or any of its subsidiaries). The option price must be paid in full at the time of exercise. Payment for shares of Common Stock purchased upon the exercise of options may be made by cash or its equivalent. The Committee may also, in its sole discretion, permit payment by tender of previously acquired shares of Common Stock having an aggregate fair market value at the time of exercise equal to the total exercise price of the option, or by any other means which the Committee determines to both provide legal consideration for the shares and be consistent with the purposes of the Plan. Upon approval of the Plan Restatement, payment by tender of previously acquired shares shall be restricted to tender of previously acquired shares owned more than six months.

     The aggregate fair market value (determined as of the date of grant) of shares of Common Stock with respect to which ISOs are exercisable for the first time by an individual to whom an ISO is granted during any calendar year (under ISO plans of the Company) may not exceed $100,000. No employee of the Company or any of its subsidiaries may be granted options or SARs to purchase in excess of 62,500 shares of Common Stock in any calendar year.

     Options have such terms and are exercisable in such manner and at such times as the Plan Committee may determine. Each option must expire within a period of not more than ten (10) years from the grant date and, if such option is (A) an ISO granted to a shareholder who owns shares representing more than 10% of the total combined voting power of all classes of shares of the Company or any of its subsidiaries or (B) an option granted to a non-employee director, such option must expire within a period of not more than five (5) years from the grant date. The exercise of an option may also be subject to restrictions and special vesting provisions determined by the Committee on the date of grant. The exercise of an option may be accelerated in the event of the optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the optionee’s service with or without cause. Such period will be established by the Committee in its discretion on the date of grant. Options will not be transferable except upon death (in which case they may be exercised by the decedent’s executor or other legal representative).

     The Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options in return for the grant of new options at the same or a different price, except the optionee must consent to any modification, extension or renewal which impairs his or her rights or increases his or her obligations under such option.

     SARs

     SARs entitle the participant to receive, upon exercise of the SAR, an amount determined by multiplying: (1) the difference between (a) the fair market value of a share of Common Stock on the date of exercise and (b) the exercise price, times (2) the number of shares with respect to which the SAR is exercised. SARs may be “freestanding,” meaning granted independently of an option, “affiliated,” meaning granted in connection with a related option and deemed to be exercised at the same time as the related option is exercised, or “tandem,” meaning granted in connection with a related option, the exercise of which shall require forfeiture of the right to purchase an equal number of shares of Common Stock under such related option, and vice versa. The exercise price of each

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freestanding SAR will equal at least 100 % of the fair market value of the shares of Common Stock covered by the award on the date of grant. The exercise price of each tandem or affiliated SAR shall equal the exercise price of the related option. Proceeds from SAR exercises may be paid in cash or shares of Common Stock or a combination of both, as determined in the discretion of the Committee.

     Restricted shares

     Awards of restricted shares are shares of Common Stock, which are held in escrow by the Company until any restrictions, including, without limitation, restrictions established by the Committee lapse. For example, the Committee may set transfer restrictions that lapse only upon the satisfaction of a continuous employment requirement and/or the achievement of performance goals specified by the Committee.

     Performance units and performance shares

     Performance units and performance shares are amounts credited to a bookkeeping account established for the participant. Whether a performance unit or share actually will result in a payment to a participant will depend upon the extent to which performance goals established by the Committee are satisfied. Payment may be in cash or shares of Common Stock or a combination of both, as determined in the discretion of the Committee.

     Lapsed Awards

     If any awards of restricted shares or options, SARs, performance units or performance shares granted under the Plan shall expire, terminate or lapse for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the shares of Common Stock subject to such restricted share, performance unit or performance share award or option or SAR shall again be available for grants under the Plan.

     Shareholder Rights

     Holders of options, SARs, performance units and performance shares have no dividend rights, voting rights or any other rights as a shareholder with respect to any shares of Common Stock covered by an option, SAR, performance unit or performance share prior to the issuance of a share certificate for such Common Stock. Recipients of awards of restricted shares may exercise full voting rights with respect to those shares during any period of restriction, unless otherwise specified by the Committee in its award of such restricted shares.

Amendment and Termination

     The Board may, at any time and for any reason, amend or terminate the Plan without further action by the Company's shareholders except (i) in a manner that would alter or impair any rights or obligations under any existing award of restricted shares, options, SARs, performance units or performance shares or (ii) to the extent required by applicable laws, regulations or rules. As originally approved, the Plan would terminate by its terms on June 11, 2007. After giving effect to the Plan Restatement, the Plan would terminate by its terms on February 26, 2014, ten years after the date of the approval of the Plan Restatement by the Board of Directors. Following termination of the Plan, awards of restricted shares, options, SARs, performance units and performance shares may no longer be granted. Termination of the Plan will not affect awards of restricted shares, options, SARs, performance units or performance shares then outstanding under the Plan.

New Plan Benefits

     With respect to all future grants, the Committee has full discretion to determine the number and amount of awards of restricted shares, options, SARs, performance units and performance shares to be granted to participants under the Plan, subject to the limitations described above. Therefore, other than as described in this paragraph, the benefits and amounts that will be received by each of the officers named in the Security Ownership of Certain Beneficial Owners and Management section set forth herein below, the directors of the Company, the executive officers as a group and all other participants under the Plan are not presently determinable. Each non-employee directors of the Company is granted an option to purchase 250 shares of Common Stock upon first becoming a non-employee director, and is granted an option to purchase an additional 250 shares of Common Stock each time such person is re-elected to serve as a non-employee director. In addition, after giving effect to the Plan Restatement, the Board of Directors would in its sole discretion be able to grant options to purchase up to 5,000 shares of Common Stock per calendar year to each non-employee director at fair market value on the date of grant, with such options

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having the same or different terms as are provided with respect to the current automatic grants of options to purchase 250 shares of Common Stock.

     Market Price of the Common Stock. The last reported sale price of the Common Stock on the NASDAQ SmallCap Market on June 21, 2004 was $7.23 per share.

Federal Income Tax Consequences

     The Company believes that under present law, the following are the federal income tax consequences that arise with respect to options granted under the Plan.

     Non-Qualified Stock Options and SARs.

     The grant of an NSO or SAR will create no tax consequences for the optionee and the Company will not be entitled to a deduction in connection with the grant. In addition, the vesting of an NSO or SAR creates no tax consequences or entitlement or a deduction. Upon the exercise of a NSO or SAR, the amount by which the fair market value of the shares on the date of exercise exceeds the exercise price will be taxed to the optionee as ordinary income and the Company will be entitled to a deduction in the same amount. In general, the optionee’s tax basis in the shares acquired by exercising an NSO is equal to the fair market value of such shares on the date of exercise. Upon a subsequent disposition of such shares, the optionee generally will realize capital gain or loss (long-term or short-term, depending on whether the shares were held for more than twelve months before the sale) in an amount equal to the difference between the optionee’s basis in the shares and the sale price.

     If the optionee pays the exercise price upon the exercise of NSOs with previously acquired shares, the transaction is separated into two components. First, the exchange by the optionee of the shares generally is treated as a tax-free exchange with respect to receipt by the optionee of the same number of shares paid by the optionee in the exchange. With respect to such number of shares, the optionee’s basis in such shares will be the same as the optionee’s basis in the shares paid by the optionee in the exchange, and the capital gain holding period runs without interruption from the date on which the previously held shares were acquired. Second, the optionee will be taxed as ordinary income on the amount of the difference between the fair market value of the additional shares received and the amount of any cash the optionee pays in the exercise transaction. The optionee’s basis in the additional shares of Common Stock will be equal to the fair market value of such shares on the date the shares are issued, and the capital gain holding period will also commence on such date.

     Incentive Stock Options.

     The grant and the vesting of an ISO will create no tax consequences for an optionee or the Company. An optionee generally will have no taxable income upon exercising an ISO within the time period set forth in such optionee’s option agreement (except that the alternative minimum tax may apply), and the Company will receive no deduction when an ISO is exercised provided that the optionee is still employed by the Company (or the optionee terminated employment no more than three months before the exercise date). Additional exceptions to this exercise timing requirement apply upon death or disability of the optionee. A sale of the shares received upon the exercise of an ISO that occurs both more than one year after the exercise of the ISO and more than two years after the grant of the ISO will result in the realization of long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price for such shares. Generally, upon a sale or disposition of the shares prior to the foregoing holding requirements (referred to as a disqualifying disposition), the optionee will recognize ordinary income and the Company will receive a corresponding deduction equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price or (ii) the excess of the amount realized on the disposition over the exercise price for such shares. Any additional gain would be treated as either a long-term or a short-term capital gain.

     The favorable tax treatment associated with ISOs is available to the optionee only to the extent that the value of the shares (determined at the time of grant) covered by the ISOs that are first exercisable in any single calendar year does not exceed $100,000. If ISOs that cover an aggregate amount of shares in excess of $100,000 become exercisable in the same calendar year, the excess will be treated as a NSO.

     If the optionee pays the exercise price upon the exercise of ISOs with previously acquired shares, just as in the NSO context, such a surrender transaction generally is treated as a tax-free exchange of the old shares for the same number of new shares. With respect to such number of new shares, the optionee’s basis in such new shares is

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the same as the optionee’s basis in the old shares, and the capital gain holding period runs without interruption from the date when the old shares were acquired. However, the holding period will not be credited for purposes of the one-year holding period described above in order for the new shares to receive ISO treatment. New shares received in excess of the old shares surrendered will have a new holding period, and have a basis of zero or, if any cash was paid as part of the exercise price, the excess new shares will have a basis equal to the amount of the cash.

     A special rule applies if an optionee pays all or part of the exercise price of an ISO by surrendering shares that he or she previously acquired by exercising any other ISO. If the optionee has not held the old shares for the full duration of the applicable holding periods described above before surrendering them, then the surrender of such shares to exercise the new ISO will be treated as a disqualifying disposition of the old shares. As described above, the result of a disqualifying disposition is the loss of favorable tax consequences with respect to the acquisition of the old shares pursuant to the previously exercised ISO.

     Restricted Stock, Performance Units and Performance Shares.

     For rewards of restricted shares, unless the participant elects to be taxed at the time of the receipt of the restricted stock, the participant will not have taxable income upon the receipt of the award, but upon vesting will recognize ordinary income equal to the fair market value of the shares at the time of vesting less the amount paid for such shares (if any).

     A participant is not deemed to receive any taxable income at the time an award of performance units or performance share, nor is the Company entitled to a tax deduction at that time. When vested performance units or performance shares are settled and distributed, the participant is deemed to receive an amount of ordinary income equal to the amount of the cash and/or the fair market value of shares received less the amount paid for such stock units (if any). This income is subject to withholding taxes for employees or former employees. The Company is allowed a tax deduction in the amount equal to the ordinary income that the participant is deemed to receive.

Withholding Taxes

     The Company will not be obligated to issue any shares under the Plan until an optionee makes arrangements satisfactory to the Company to pay any tax withholding or other taxes that may be due as a result of the exercise of an option.

Recommendation

     The Board recommends that shareholders vote FOR the proposal to amend and restate the Plan to (a) reflect the First Amendment and the Second Amendment, (b) to allow for discretionary grants of options to purchase up to 5,000 shares of Common Stock per calendar year to each non-employee director of the Company at fair market value, (c) extend the term of the Plan until February 26, 2014, (d) restrict payment of the exercise price for options by delivery of previously acquired shares of Common Stock to delivery of shares of Common Stock owned more than six months and (e) restrict the use of shares of Common Stock to satisfy tax withholding obligations to the satisfaction of the statutory tax withholding obligations.

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SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of May 31, 2004, certain information regarding the beneficial ownership of our Common Stock, Series A Preferred Stock and Series B Preferred Stock by (i) each of the Company's directors, (ii) each of the executive officers named in the Summary Compensation Table, (iii) all directors and officers of the Company as a group and (iv) each person known by the Company to own beneficially more than 5% of the Common Stock. As of May 31, 2004, 2,109,217 shares of Common Stock, 530,304 shares of Series A Preferred Stock and 41,311 shares of Series B Preferred Stock were outstanding. Unless otherwise indicated in the table below, each person or entity named below has an address in care of the Company's principal office. All share amounts are rounded to the nearest whole share.

Title of Class	Name of Shareholder	Amount and Nature of Beneficially Ownership (1)	Percentage of Class
Common	Mr. Shmuel BenTov, Chairman, Chief Executive Officer and President	1,032,198 (2)	45.9%
Common	Mr. Sanjeev Welling	140,021 (3)	6.6%
Common	Mr. Piotr Zielczynski	139,354 (4)	6.6%
Common	Mr. William P. Miller, Director	24,726 (5)	1.2%
Common	Mr. Richard D. Falcone, Chief Financial Officer	25,500 (6)	1.2%
Common	Mr. Steven S. Mukamal, Director	8,000 (7)	*
Common	Mr. Reuven Battat, Director	1,750 (8)	*
Common	All current directors and executive officers as a group ( 5 persons)	1,092,174 (9)	48.0%
Series A Preferred Stock	Mr. Shmuel BenTov, Chairman, Chief Executive Officer and President	530,304	100%
Series A Preferred Stock	All directors and executive officers as a group ( 1 person)	530,304	100%
Series B Preferred Stock	Mr. Yosi Vardi (11)	41,311	100%

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(1)

As used in the tables above, "beneficial ownership" means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security. A person is deemed to have "beneficial ownership" of any security that such person has a right to acquire within 60 days of May 31, 2004. Any security that any person named above has the right to acquire within 60 days is deemed to be outstanding for purposes of calculating the ownership of such person but is not deemed to be outstanding for purposes of calculating the ownership percentage of any other person. Unless otherwise noted, each person listed has the sole power to vote, or direct the voting of, and power to dispose, or direct the disposition of, all such shares.

(2)

Includes: (i) an aggregate of 27,454 shares of common stock owned by Mr. BenTov's two minor children, for whom he acts as custodian; (ii) 3,750 shares of common stock owned by Mr. BenTov's spouse; (iii) 7,500 shares of common stock issuable upon exercise of currently exercisable options and (iv) 132,576 shares of common stock currently issuable upon conversion of 530,304 shares of Series A Preferred Stock.

(3)

Includes 5,834 shares of common stock issuable upon exercise of currently exercisable options. Based upon a Schedule 13G filed with the SEC on August 21, 2002. Mr. Welling’s address is 31 Winding Brook Way, Edison, NJ 08820.

(4)

Includes 5,167 shares of common stock issuable upon exercise of currently exercisable options. Based upon a Schedule 13G filed with the SEC on August 21, 2002. Mr. Zielczynski’s address is 33 Glen Rock Road, Cedar Grove, New Jersey 07009.

(5)

Includes (i) 20,201 shares owned by a corporation of which Mr. Miller serves as an officer and a director, over which Mr. Miller may be deemed to have voting and/or investment power and of which Mr. Miller disclaims beneficial ownership and (ii) 500 shares of common stock issuable upon exercise of currently exercisable options.

(6)	Includes 25,000 shares of common stock issuable upon exercise of currently exercisable options.

(7)	Consists of 1,750 shares of common stock issuable upon exercise of currently exercisable options and 6,250 shares of common stock over which Mr. Mukamal exercises investment power.

(8)	Consists of 1,750 shares of common stock issuable upon exercise of currently exercisable options.

(9)

Includes 36,500 shares of common stock issuable upon exercise of currently exercisable options and 132,576 shares of common stock issuable upon conversion of 530,304 shares of Series A Preferred Stock.

(10)	Mr. Vardi’s address is 12 Shamir Street, Tel Aviv 69693, Israel.

     * Indicates less than 1%.

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

     During the year ended December 31, 2003, the Board of Directors met six times.

     Each member of the Board of Directors is expected to attend annual meetings of the Company’s shareholders. At the Company’s 2003 annual meeting of shareholders, all five directors were in attendance.

     The following are the current members and functions of the standing committees of the Board of Directors:

     Audit Committee. The Audit Committee is authorized to engage the Corporation’s independent auditors and review with such auditors (i) the scope and timing of their audit services and any other services they are asked to perform, (ii) their report on the Company’s financial statements following completion of their audit and (iii) the Company’s policies and procedures with respect to internal accounting and financial controls. The Audit Committee is composed of Messrs. Miller, Battat and Mukamal. During the year ended December 31, 2003, the Audit Committee met five times. The members of the Audit Committee are independent (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards). The Board of

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Directors adopted a revised written charter for the Audit Committee on February 26, 2003. The revised charter is attached hereto as Exhibit D.

     Executive Compensation Committee. The Executive Compensation Committee is authorized and empowered to approve appointments and promotions of executive officers of the Company and fix salaries for such officers; provided that all actions of the Executive Compensation Committee must be ratified by the full Board of Directors within six months of the subject action. The Executive Compensation Committee is also authorized to administer the Company’s Stock Option and Award Plan. The Executive Compensation Committee is composed of Messrs. Mukamal and Battat. Mr. Mukamal is the Chairman. Mr. Robert Duncan served on the Committee until April 2004, when he resigned from the Board of Directors. The members of the Executive Compensation Committee are independent (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards). During the year ended December 31, 2003, the Executive Compensation Committee met three times.

     Nominating Committee. On February 26, 2004, the Board of Directors established a Nominating Committee, which is authorized to nominate new candidates to the Company’s Board of Directors. The Nominating Committee is composed of four independent directors: Mr. Reuven Battat, Chairman, Mr. William Miller and Mr. Steven S. Mukamal. Mr. Robert Duncan served on the Committee until April 2004, when he resigned from the Board of Directors. The members of the Nominating Committee are independent (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards). The Nominating Committee has adopted a charter, which is available in the Corporate – Investors section of the Company’s website at www.tact.com. To date the Nominating Committee has not made any nomination of candidates because the Nominating Committee was not formed until February 26, 2004 and it did not meet during the year ended December 31, 2003.

     The Nominating Committee receives recommendations for director nominees from a variety of sources, including from shareholders, management, Board members and third party search firms. Shareholders may recommend any person to be a director of the Company by writing to the Company’s Secretary. Each submission must include (i) a brief description of the candidate, (ii) the candidate’s name, age, business address and residence address, (iii) the candidate’s principal occupation and the number of shares of the Company’s capital stock beneficially owned by the candidate and (iv) any other information that would be required under the rules of the Securities and Exchange Commission in a proxy statement listing the candidate as a nominee for director. Recommended candidates may be required to provide additional information.

     The Nominating Committee reviews all recommended candidates at the same time, and subjects all candidates to the same review criteria. Board members should be qualified, dedicated, ethical and highly regarded individuals who have experience relevant to the Company’s operations and understand the complexities of the Company’s business environment. The Nominating Committee further develops recommendations regarding the appropriate skills and characteristics required of Board members in the context of the current composition of the Company’s Board, and these recommendations are submitted to the Board for review and approval. In conducting this assessment, the Nominating Committee considers diversity, age, skills and such other factors as it deems appropriate, given the current needs of the Board and the Committee. In addition, at least a majority of the Company’s Board must be independent, all members of the Audit Committee must be independent and also satisfy heightened independence and qualification criteria and all of the members of the Executive Compensation Committee and the Nominating Committee must be independent.

     Communications with Shareholders

     Correspondence from the Company’s shareholders to the Company’s Board of Directors or any individual directors) or officers should be sent to the Company’s Secretary. Correspondence addressed to either the Board of Directors as a body, or to all of the directors in their entirety, will be sent to the Chairman of the Nominating Committee. The Company’s Secretary will regularly provide to the Board of Directors a summary of all such shareholder correspondence that the Secretary receives on behalf of the Board. The Board of Directors has approved this process for shareholders to send communications to the Board of Directors.

     Code of Ethics. The Board of Directors has adopted a code of ethics designed, in part, to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with or submit to the Securities and Exchange Commission and in the Company’s other public communications, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations of the code to an appropriate person or persons, as identified in the code and

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accountability for adherence to the code. The code of ethics applies to all directors, executive officers and employees of the Company. The Company will provide a copy of the code to any person without charge, upon request to Mr. Richard D. Falcone, Chief Financial Officer by calling 732-499-8228 or writing to Mr. Falcone’s attention at The A Consulting Team, Inc., 77 Brant Avenue, Suite 320, Clark, NJ, 07066.

     The Company intends to disclose any amendments to or waivers of its code of ethics as it applies to certain persons by filing them on Form 8-K.

EXECUTIVE COMPENSATION

     The following table sets forth the compensation awarded or paid to, or earned by, the Company’s Chairman, Chief Executive Officer and President during the years ended December 31, 2003, 2002 and 2001, and the Company’s Chief Financial Officer and Secretary for the year ended December 31, 2003, 2002 and 2001. No other executive officer of the Company received a total salary and bonus of $100,000 or more for the year ended December 31, 2003. Accordingly, no information is reported for such persons. No options were granted in 2003, 2002 and 2001 to the Company’s Chairman, Chief Executive Officer and President. No options were granted to the Company’s Chief Financial Officer in 2003. Options were granted to the Company’s Chief Financial Officer in 2002 and 2001.

Summary of Compensation Table

		Annual Compensation			Long-Term Compensation Awards

Name and Principal Position	Fiscal Year	Salary	Bonus	Other Annual Compensation (1)	Securities Underlying Options

Shmuel BenTov
Chairman, Chief Executive Officer	2003	$240,000	$–	$7,601	–
	2002	$240,000	$–	$26,343	–
	2001	$300,000	$–	$4,601	–

Richard D. Falcone	2003	$180,000	$21,000	$–	–
Chief Financial Officer	2002	$186,000	$–	$–	7,500
	2001(2)	$182,000	$–	$–	17,500

(1)	Includes payments with respect to life insurance, car allowance and health insurance.

(2)

Mr. Richard D. Falcone, Chief Financial Officer of the Company as of December 31, 2001, was an advisor to the Company from January 1, 2001 to March 31, 2001. On April 1, 2001, Mr. Falcone became an employee of the Company. On July 1, 2001, Mr. Falcone became the Chief Financial Officer of the Company. This information includes his total compensation from January 1, 2001 through December 31, 2001.

Aggregated Option Exercises In the Year Ended December 31, 2003 and Fiscal Year-End Option Values

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options Held at December 31, 2003 Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at December 31, 2002 Exercisable/Unexercisable

Shmuel BenTov	–	–	7,500/0	$0/$0

Richard D. Falcone	–	–	22,500/2,500	$81,900/$9,100

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Neither Mr. BenTov nor Mr. Falcone exercised any options in the year ended December 31, 2003.

Equity Compensation Plan Information

The information presented in the table below is as of December 31, 2003.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights ( a )	Weighted-average exercise price of outstanding options, warrants and rights ( b )	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) ) ( c )
Equity compensation plans approved by security holders	158,521	$3.27	141,479
Equity compensation plans not approved by security holders	0	$0.00	0
Total	158,521	$3.27	141,479

Director Compensation

     All of the outside directors of the Company are compensated for their services provided as a director. Beginning January 1, 2002 until November 6, 2002, each outside director was paid $1,000 per quarter. Starting November 6, 2002, each outside director is paid $2,000 per quarter and in addition all reasonable expenses relating to the business of the Company are paid by the Company. Pursuant to the Company’s stock option plan, each non-director is automatically granted stock options to purchase 250 shares of Common Stock on the date of initial appointment or election as a non-employee director and stock options to purchase an additional 250 shares of Common Stock on each date of re-election, in each case at fair market value on the date of grant. If the Plan Restatement is approved, the Board of Directors in its discretion may grant stock options to purchase up to 5,000 shares of Common Stock per calendar year to each non-employee director at fair market value on the date of grant.

Employment Agreements

     On August 7, 1997, the Company and Shmuel BenTov entered into a two-year employment agreement providing for his employment as the Company’s Chairman of the Board, President and Chief Executive Officer with an annual base salary of $250,000. Mr. BenTov and the Company agreed during the two-year term of his employment agreement not to (i) increase Mr. BenTov’s compensation (including base salary and bonus) or (ii) otherwise amend the terms of Mr. BenTov’s employment agreement. The employment agreement provides that in the event of termination: (i) without cause, Mr. BenTov will receive a lump sum severance allowance in an amount equal to 2.00 times his then annual base salary; (ii) as a result of the disability or incapacity of Mr. BenTov, Mr. BenTov will be entitled to receive his then annual base salary during the two years following the termination notice; and (iii) as a result of the death of Mr. BenTov, Mr. BenTov’s estate will be entitled to receive a lump sum payment equal to his then annual base salary. The agreement includes a two-year non-compete covenant commencing on the termination of employment. In August 1999, a new employment agreement was entered into by the Company and Mr. BenTov. This agreement expired on December 31, 2001. The agreement has essentially identical items to the prior employment agreement, with the exception of an increase in Mr. BenTov’s annual salary to $300,000. In January, 2002, a new employment agreement was entered into by the Company and Mr. BenTov. This agreement expires on December 31, 2004. The agreement has essentially identical items to the prior employment agreements.

     Effective September 11, 2001, the Company and Richard D. Falcone entered into an employment agreement providing for his employment as the Company’s Chief Financial Officer at an initial base salary of

15

$200,000. The employment agreement provides that in the event of termination without cause, Mr. Falcone will receive a severance allowance in an amount equal to three months of his then annual base salary. The agreement also provides that in the event of termination due to a change of control, Mr. Falcone will receive a severance allowance in an amount equal to six months of his then annual base salary. The agreement includes a one-year non-compete covenant commencing on the termination of employment. Pursuant to the employment agreement, Mr. Falcone received the option to purchase an aggregate of 36,000 shares of Common Stock at $.33 per share. The options expire in ten years from the date of grant. Mr. Falcone’s employment agreement provides for annual automatic renewal unless cancelled within 60 days prior to the end of the renewal term.

Compensation Committee Interlocks and Insider Participating

     Shmuel BenTov, Chairman of the Board and Chief Executive Officer of TACT, served as a member of the Compensation Committee during 2002. No other interlocks or insider participation required to be disclosed under this caption occurred during 2002. Mr. BenTov resigned from the Compensation Committee in November 2002.

Report of the Compensation Committee of the Board of Directors

     The Compensation Committee of the Board of Directors has responsibility for establishing and monitoring compensation programs of the Company's executive officers, which include the Company's Chief Executive Officer and Chief Financial Officer. The Compensation Committee is composed of Reuven Battat and Steven S. Mukamal. Shmuel BenTov served on the Committee through August 2002 and William Miller served on the Compensation Committee from August 2002 through February 2003 when he resigned from the Compensation Committee. Mr. Robert Duncan served on the Committee until April 2004, when he resigned from the Board of Directors. Compensation arrangements for the Company's executive officers are usually negotiated on an individual basis between the Chief Executive Officer and each executive. Compensation arrangements for the Company’s Chief Executive Officer are negotiated between the other members of the Board of Directors and Mr. BenTov. Although these arrangements are, by and large, subjective, objective measurements such as industry comparisons, compensation history and other significant factors were also taken into account. From the Company's point of view, these compensation arrangements are invariably designed to attract talented executives to a challenging and demanding environment and to retain such executives for the long-term benefit of the Company. In furtherance of such goals and to provide incentives to enhance stockholder value, the Company's compensation arrangements with its executive officers often provide for equity participation in the Company. The Company believes the interests of its shareholders are well served if part of the compensation of the Company's executives is tied to the performance of the Company.

     The compensation packages of the Chief Executive Officer and Chief Financial Officer are set forth in employment agreements with the Company. See "Employment Agreements." The Company's executive officers are entitled to participate in a bonus program that is administered by the non-employee directors of the Compensation Committee.

     In determining bonus compensation, the Compensation Committee seeks to create a direct link between the bonus payable to each executive officer and the financial performance of the Company as a whole. The factors which may be considered in determining the amount of individual bonus awards include earnings per share targets and individual performance compared to predetermined strategic, financial and operational objectives. For the year ended December 31, 2003, there was a $21,000 cash bonus paid to the Chief Financial Officer and there was no cash bonus paid to the Chief Executive Officer. For the year ending December 31, 2004, the Chief Executive Officer may be entitled to receive a cash bonus not to exceed one percent of the Company's total revenues for the year subject to approval by the non-employee directors of the Compensation Committee and further subject to the Company meeting certain financial performance criteria.

The Compensation Committee: Steven S. Mukamal, Chairman Reuven Battat

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Performance Graph

The following graph depicts the performance of $100 invested on August 8, 1997 (the date of the Company's initial public offering), in the Company's Common Stock on (i) a Peer Index of selected Information Technology and e-Services companies and (ii) the Nasdaq® Major Market Computer and Data Processing Services Index. The comparison assumes reinvestment of all dividends on a quarterly basis for the years ended December 31, 1999, 2000, 2001, 2002 and 2003.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     If the Plan Restatement is approved, the Company's non-employee directors (currently William Miller, Reuven Battat, Steven S. Mukamal and Robert E. Duncan) may each receive discretionary grants of options to purchase up to 5,000 shares of Common Stock per calendar year at fair market value on the date of grant.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has a line of credit of $4.0 million with Keltic Financial Partners, LP, based on the Company’s eligible accounts receivable balances. The line of credit has certain financial covenants, which the Company must meet on a quarterly basis. There was no outstanding balance at December 31, 2003 and 2002. The Company's Chief Executive Officer initially guaranteed $1 million of the line of credit. The line of credit bears interest at a variable rate based on prime plus 2% and the rate was 6% at December 31, 2003. In July 2002, the credit line was amended to reduce the guarantee of the Company’s Chief Executive Officer to $400,000, and to reflect the Company’s acquisition of International Objects Technology, Inc. In March 2004, the credit was amended and restated to include the following: an extension to June 2007, the removal of the guarantee of the Chief Executive Officer and less restrictive financial covenants.

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     The Company’s subsidiary, T3 Media, which ceased operations in 2001, had a demand loan with a bank. The T3 Media demand loan, which was guaranteed by the Company, was paid down and cancelled in January of 2002.

     The Company presently employs, Victoria BenTov, the sister of the Chief Executive Officer and President, as a billable consultant. On February 1, 2004, her salary was increased from $80,000 to $88,000 per year and she was paid a $7,000 cash bonus.

ACCOUNTANTS’ ATTENDANCE

     Representatives of Grant Thornton LLP, the Company’s principal accountants for the current fiscal year most recently completed fiscal year, are expected to be present at the Annual Meeting. If such representatives are present at the Annual Meeting, they will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 as amended, requires the Company's directors, executive officers and certain beneficial owners of the Company's equity securities (the "Section 16 Reporting Persons") to file reports of holdings of and transactions in the Company's equity securities with the Securities and Exchange Commission, and to furnish the Company with copies of Section 16(a) forms they file. Based solely on the Company's review of the copies of such forms that the Company has received, or written representations from the Section 16 Reporting Persons, to the Company's knowledge, all transactions in the Company's equity securities by the Company's Section 16 Reporting Persons during the Company's last fiscal year were reported on-time, except as previously disclosed in the Company’s Form 10-K for the fiscal year ended December 31, 2003.

SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be presented at the 2005 Annual Meeting of Shareholders must be received by the Company at the address appearing on the first page of this proxy statement by December 31, 2004 in order to be considered for inclusion in the Company’s proxy statement and form of proxy relating to that meeting.

     Shareholders who intend to present a proposal at the 2005 Annual Meeting of Shareholders without inclusion of such proposal in the Company’s proxy materials are required to provide notice of such proposal to the Company no later than March 1, 2005.

OTHER BUSINESS

     The Board of Directors of the Company is not aware of any other matters to come before the Annual Meeting. If any other matter should come before the meeting, the persons named in the enclosed proxy intend to vote the proxy according to their best judgment.

18

      A COPY OF THE 2003 ANNUAL REPORT TO STOCKHOLDERS ACCOMPANIES THIS PROXY STATEMENT. A COPY OF THE COMPANY’S FORM 10-K REPORT FOR FISCAL YEAR 2003, INCLUDING EXHIBITS, CONTAINING INFORMATION ON OPERATIONS AND THE COMPANY’S FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE UPON WRITTEN REQUEST WITHOUT CHARGE FOR REQUESTORS WHO INCLUDE IN THEIR WRITTEN REQUEST A GOOD FAITH REPRESENTATION THAT, AS OF JUNE 21, 2004, SUCH REQUESTOR WAS A BENEFICIAL OWNER OF THE COMPANY’S COMMON STOCK. PLEASE WRITE TO:

THE A CONSULTING TEAM, INC.
77 BRANT AVENUE
SUITE 320
CLARK, NJ 07066
ATTENTION: RICHARD D. FALCONE, SECRETARY

COPIES MAY ALSO BE OBTAINED WITHOUT CHARGE THROUGH THE SEC’S WORLD WIDE WEB SITE AT http://www.sec.gov.

1

EXHIBIT INDEX

Exhibit	Name

A	The Company’s Annual Report for the fiscal year ended December 31, 2003

B	The Company’s Amended and Restated 1997 Stock Option and Award Plan

C	The Company’s 1997 Stock Option and Award Plan, prior to approval of the Amended and Restated 1997 Stock Option and Award Plan

D	The Company’s Audit Committee Charter

EXHIBIT A

The Company’s Annual Report
for the fiscal year ended December 31, 2003

See separately attached Annual Report

EXHIBIT B

The Company’s Amended and Restated
1997 Stock Option and Award Plan

THE A CONSULTING TEAM, INC.

1997 STOCK OPTION AND AWARD PLAN

(Amended and Restated as of February 26, 2004)

-i-

(continued)

-ii-

(continued)

-iii-

(continued)

-iv-

THE A CONSULTING TEAM, INC.

1997 STOCK OPTION AND AWARD PLAN

(Amended and Restated as of February 26, 2004)

     THE A CONSULTING TEAM, INC., hereby adopts The A Consulting Team, Inc. 1997 Stock Option and Award Plan, as amended and restated, as follows:

SECTION 1

BACKGROUND, PURPOSE AND DURATION

          1.1 Background and Effective Date. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, and Performance Shares. Effectiveness of this Plan is subject to the approval of the shareholders of the Company within twelve (12) months before or after February 26, 2004 (the date of the Board’s adoption of the Plan), and the Plan shall become effective on the date of such shareholder approval.

          1.2 Purpose of the Plan. The Plan is intended to increase incentive and to encourage Share ownership on the part of (1) employees of the Company and its Affiliates, (2) consultants who provide significant services to the Company and its Affiliates, and (3) directors of the Company who are employees of neither the Company nor any Affiliate. The Plan also is intended to further the growth and profitability of the Company.

SECTION 2

DEFINITIONS

     The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

          2.1 “1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

          2.2 “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling controlled by, or under common control with the Company.

          2.3 “Affiliated SAR” means a SAR that is granted in connection with a related Option, and which automatically will be deemed to be exercised at the same time that the related Option is exercised. The deemed exercise of an Affiliated SAR shall not necessitate a reduction in the number of Shares subject to the related Option.

          2.4 “Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, or Performance Shares.

          2.5 “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

          2.6 “Board” means the Board of Directors of the Company.

          2.7 “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

          2.8 “Committee” means the committee(s) appointed by the Board (pursuant to Section 3.1) to administer the Plan.

          2.9 “Company” means The A Consulting Team, a New York corporation, or any successor thereto.

          2.10 “Consultant” means any consultant, independent contractor, or other person who provides significant services to the Company or its Affiliates, but who is neither an Employee nor a Director.

          2.11 “Director” means any individual who is a member of the Board.

          2.12 “Disability” means a permanent and total disability within the meaning of Code section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

          2.13 “Employee” means any employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

          2.14 “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

          2.15 “Fair Market Value” means the last quoted per share selling price for Shares on the relevant date, or if there were no sales on such date, the arithmetic mean of the highest and lowest quoted selling prices on the nearest day after the relevant date, as determined by the Committee. Notwithstanding the preceding, with respect to Options granted on the date of the initial public offering of Shares, fair market value means the price at which each Share is sold in such offering, as determined by the Committee.

          2.16 “Freestanding SAR” means a SAR that is granted independently of any Option.

          2.17 “Grant Date” means, with respect to an Award, the date that the Award was granted.

          2.18 “Incentive Stock Option” means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of section 422 of the Code.

          2.19 “Non-employee Director” means a Director who is an employee of neither the Company nor of any Affiliate.

          2.20 “Nonqualified Stock Option” means an option to purchase Shares which is not intended to be an Incentive Stock Option.

          2.21 “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

          2.22 “Participant” means an Employee, Consultant, or Non-employee Director who has an outstanding Award.

          2.23 “Performance Share” means a Performance Share granted to a Participant pursuant to Section 8.

          2.24 “Performance Unit” means a Performance Unit granted to a Participant pursuant to Section 8.

          2.25 “Period of Restriction” means the period during which shares of Restricted Stock are subject to forfeiture and/or restrictions on transferability.

          2.26 “Plan” means The A Consulting Team, Inc. 1997 Stock Option and Award Plan, as set forth in this instrument and as hereafter amended from time to time.

          2.27 “Restricted Stock” means an Award granted to a Participant pursuant to Section 7.

          2.28 “Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act, as amended, and any future regulation amending, supplementing or superseding such regulation.

          2.29 “Section 16 Person” means a person who, with respect to the Shares, is subject to section 16 of the 1934 Act.

          2.30 “Shares” means the shares of the Company’s common stock, $0.01 par value.

          2.31 “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, that pursuant to Section 6 is designated as a SAR.

          2.32 “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          2.33 “Tandem SAR” means a SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR shall be canceled to the same extent).

          2.34 “Termination of Service” means (a) in the case of an Employee, a cessation of the employee-employer relationship between an Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate; (b) in the case of a Consultant, a cessation of the service relationship between a Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the consultant by the Company or an Affiliate; and (c) in the case of a Non-employee Director, a cessation of the Non-employee Director’s service on the Board for any reason.

SECTION 3

ADMINISTRATION

          3.1 The Committee. The Plan shall be administered by the Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board. In addition, the Board may appoint or remove members of a separate committee to administer the Plan with respect to Section 16 Persons, which committee shall have all the powers and authorities of the Committee with respect to such persons and shall consist of (a) the Board itself or (b) those individuals who shall satisfy the requirements of Rule 16b-3.

          3.2 Authority of the Committee. It shall be the duty of the Committee to administer the Plan in accordance with the Plan’s provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees and Consultants shall be granted Awards, (b) prescribe the terms and conditions of the Awards (other than the Options granted to Non-employee Directors pursuant to Section 5.1 or Section 9), (c) interpret the Plan and the Awards, (d) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (e) interpret, amend or revoke any such rules.

          3.3 Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more directors or officers of the Company; provided, however, that unless otherwise determined by the Board, the Committee may not delegate its authority and powers in any way which would jeopardize the Plan’s qualifications under Rule 16b-3.

          3.4 Non-employee Directors. Notwithstanding any contrary provision of this Section 3, the Board shall administer Section 9 of the Plan and the Plan with respect to discretionary Option grants to Non-employee Directors pursuant to Section 5.1, and the Committee shall exercise no discretion with respect to Section 9 or any discretionary Option grants to Non-employee Directors pursuant to Section 5.1. In the Board’s administration of Section 5.1 (with respect to discretionary Option grants to Non-employee Directors), Section 9, and the Options and any Shares granted to Non-employee Directors, the Board shall have all of the authority and discretion otherwise granted to the Committee with respect to the administration of the Plan.

          3.5 Decisions Binding. All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

SECTION 4

SHARES SUBJECT TO THE PLAN

          4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant under the Plan shall not exceed 300,000. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares.

          4.2 Lapsed Awards. If an Award terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available to be the subject of an Award.

          4.3 Adjustments in Awards and Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under the Plan, the number, class, and price of Shares subject to outstanding Awards, and the numerical limits of Section 4.4 and Section 5.1 in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of such Awards. In the case of Options granted to Non-employee Directors pursuant to Section 5.1 or Section 9, the foregoing adjustments shall be made by the Board, and any such adjustments also shall apply to the future grants provided by Section 9. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

          4.4 Limits on Options and Stock Appreciation Rights. No participant shall receive Options or Stock Appreciation Rights during any calendar year in excess of 62,500 Shares.

SECTION 5

STOCK OPTIONS

          5.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees and Consultants at any time and from time to time as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof. In addition to the automatic Option grants provided for in Section 9, the Board may, in its sole discretion grant Nonqualified Stock Options to purchase up to 5,000 Shares per calendar year to each Non-employee Director. Subject to the terms of the Plan, such Options granted to Non-employee Directors may have the same or different terms than the Options granted pursuant to Section 9, as determined in the sole discretion of the Board.

          5.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

          5.3 Exercise Price. Subject to the provisions of this Section 5.3, the Exercise Price for each Option shall be determined by the Committee in its sole discretion.

               5.3.1 Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

               5.3.2 Incentive Stock Options. In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

               5.3.3 Substitute Options. Notwithstanding the provisions of Sections 5.3.1 and Section 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with section 424(a) of the Code, shall determine the exercise price of such substitute Options.

          5.4 Expiration of Options.

               5.4.1 Expiration Dates. Each Option shall terminate no later than the first to occur of the following events:

                    (1) The date for termination of the Option set forth in the written Award Agreement; or

                    (2) The expiration of ten (10) years from the Grant Date; or

                    (3) The expiration of three (3) months from the date of the Participant’s Termination of Service for a reason other than the Participant’s death or Disability; or

                    (4) The expiration of one (1) year from the date of the Participant’s Termination of Service by reason of Disability.

               5.4.2 Death of Participant. Notwithstanding Section 5.4.1, if a Participant dies prior to the expiration of his or her options, the Committee, in its discretion, may provide that his or her options shall be exercisable for up to one (1) year after the date of death.

               5.4.3 Committee Discretion. Subject to the limits of Sections 5.4.1 and 5.4.2, the Committee, in its sole discretion, (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable, and (b) may, after an Option is granted, extend the maximum term of the Option (subject to Section 5.8.4 regarding Incentive Stock Options).

          5.5 Exercisability of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

          5.6 Payment. Options shall be exercised by the Participant’s delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, owned more than six months or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

     As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant’s designated broker), Share certificates (which may be in book entry form) representing such Shares.

          5.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

          5.8 Certain Additional Provisions for Incentive Stock Options.

               5.8.1 Exercisability. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000. Termination of Service. No Incentive Stock Option may be exercised more than three (3) months after the Participant’s Termination of Service for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and (b) the Award Agreement or the Committee permits later exercise.

               5.8.2 Company and Subsidiaries Only. Incentive Stock Options may be granted only to persons who are employees of the Company or a Subsidiary on the Grant Date.

               5.8.3 Expiration. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

          5.9 Grant of Reload Options. The Committee may provide in an Award Agreement that a Participant who exercises all or part of an Option by payment of the Exercise Price with already-owned Shares, shall be granted an additional option (a “Reload Option”) for a number of shares of stock equal to the number of Shares tendered to exercise the previously granted Option plus, if the Committee so determines, any Shares withheld or delivered in satisfaction of any tax withholding requirements. As determined by the Committee, each Reload Option shall: (a) have a Grant Date which is the date as of which the previously granted Option is exercised, and (b) be exercisable on the same terms and conditions as the previously granted Option, except that the Exercise Price shall be determined as of the Grant Date.

SECTION 6

STOCK APPRECIATION RIGHTS

          6.1 Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to Employees and Consultants at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs,

Tandem SARs, or any combination thereof. The Committee shall have complete discretion to determine the number of SARs granted to any Participant.

               6.1.1 Exercise Price and Other Terms. The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan. However, the exercise price of a Freestanding SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date. The exercise price of Tandem or Affiliated SARs shall equal the Exercise Price of the related Option.

          6.2 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (a) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (b) the value of the pay out with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (c) the Tandem SAR shall be exercisable only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Exercise Price of the Incentive Stock Option.

          6.3 Exercise of Freestanding SARs. Freestanding SARs shall be exercisable on such terms and conditions as the Committee, in its sole discretion, shall determine.

          6.4 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

          6.5 Expiration of SARs. A SAR granted under the Plan shall expire upon the date determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 5.4 also shall apply to SARs.

          6.6 Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

                    (1) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

                    (2) The number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, payment for a SAR may be in cash, Shares or a combination thereof.

SECTION 7

RESTRICTED STOCK

          7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees and Consultants in such amounts as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Participant.

          7.2 Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, any price to be paid for the Shares, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

          7.3 Transferability. Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction. In no event may the restrictions on Restricted Stock granted to a Section 16 Person lapse prior to six (6) months following the Grant Date.

          7.4 Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 7.4. For example, the Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, divisional, or individual), applicable Federal or state securities laws, or any other basis determined by the Committee in its discretion. The Committee, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of the restrictions applicable to such Shares.

          7.5 Removal of Restrictions. Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and remove any restrictions. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 7.4 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

          7.6 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement. Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

          7.7 Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

SECTION 8

PERFORMANCE UNITS AND PERFORMANCE SHARES

          8.1 Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Employees and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to any Participant.

          8.2 Initial Value. Each Performance Unit shall have an initial value that is established by the Committee on or before the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

          8.3 Performance Objectives and Other Terms. The Committee shall set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Shares that will be paid out to the Participants. The Committee may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, or any other basis determined by the Committee in its discretion. The time period during which the performance objectives must be met shall be called the “Performance Period”. Each Award of Performance Units/Shares shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

          8.4 Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the Participant shall be entitled to receive a pay out of the number of Performance Units or Shares earned during the Performance Period, depending upon the extent to which the applicable performance objectives have been achieved. After the grant of a Performance Unit or Share, the Committee, in its sole discretion, may reduce or waive any performance objectives for Award; provided that Performance Periods of Awards granted to Section 16 Persons shall not be less than six (6) months (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

          8.5 Form and Timing of Payment. Payment of earned Performance Units or Performance Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay earned such Awards in cash, Shares or a combination thereof.

          8.6 Cancellation. On the date set forth in the Award Agreement, all unearned or unvested Performance Units or Performance Shares shall be forfeited to the Company, and again shall be available for grant under the Plan.

SECTION 9

NON-EMPLOYEE DIRECTORS

          9.1 Granting of Options.

               9.1.1 New Non-employee Directors. Each Non-employee Director who first becomes a Non-employee Director on or after the effective date of the Plan automatically shall be granted, as of the date that the individual first is appointed or elected as a Non-employee Director, an Option to purchase 250 Shares.

               9.1.2 Continuing Non-employee Directors. Each Non-employee Director who is re-elected to serve as a Non-employee Director automatically shall be granted, as of the date that the individual is re-elected as a Non-employee Director, an Option to purchase 250 Shares.

          9.2 Terms of Options.

               9.2.1 Option Agreement. Each Option granted pursuant to this Section 9 shall be evidenced by a written stock option agreement, which shall be executed by the Participant and the Company.

               9.2.2 Exercise Price. The Exercise Price for the Shares subject to each Option granted pursuant to this Section 9 shall be 100% of the Fair Market Value of such Shares on the Grant Date.

               9.2.3 Exercisability. Each Option granted pursuant to this Section 9 shall become exercisable in full on the first anniversary of the Grant Date. Notwithstanding the preceding, once an Optionee ceases to be a Director, his or her Options, which are not exercisable shall not become exercisable.

               9.2.4 Expiration of Options. Each Option shall terminate upon the first to occur of the following events:

                    (1) The expiration of five (5) years from the Grant Date; or

                    (2) The expiration of three (3) months from the date of the Participant’s Termination of Service for a reason other the Participant’s death or Disability; or The expiration of one (1) year from the date of the Participant’s Termination of Service by reason of Disability.

               9.2.5 Death of Director. Notwithstanding Section 9.2.4, if a Director dies prior to the expiration of his or her options in accordance with Section 9.2.4, his or her options shall terminate one (1) year after the date of death.

               9.2.6 Not Incentive Stock Options. Options granted pursuant to this Section 9 shall not be designated as Incentive Stock Options.

               9.2.7 Other Terms. All provisions of the Plan not inconsistent with this Section 9 shall apply to Options granted to Non-employee Directors; provided, however, that Section 5.2 (relating to the Committee’s discretion to set the terms and conditions of Options) shall be inapplicable with respect to Non-employee Directors.

SECTION 10

MISCELLANEOUS

          10.1 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and its Affiliates is on an at-will basis only.

          10.2 Participation. No Employee or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

          10.3 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the

Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

          10.4 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

          10.5 Beneficiary Designations. If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant’s death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant’s estate.

          10.6 Nontransferability of Awards. No Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 10.5. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant.

          10.7 No Rights as Stockholder. Except to the limited extent provided in Sections 7.6 and 7.7, no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

          10.8 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

          10.9 Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy the statutory tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the statutory amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Committee determines, not to exceed the amount determined by using the statutory federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

          10.10 Deferrals. The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be delivered to a Participant under the Plan. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

SECTION 11

AMENDMENT, TERMINATION, AND DURATION

          11.1 Amendment, Suspension, or Termination. The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension, or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

          11.2 Duration of the Plan. Effectiveness of this Plan is subject to the approval of the shareholders of the Company within twelve (12) months before or after February 26, 2004 (the date of the Board’s adoption of the Plan), and the Plan shall become effective on the date of such shareholder approval, and, subject to Section 11.1 (regarding the Board’s right to amend or terminate the Plan), shall remain in effect thereafter. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan after February 26, 2014.

SECTION 12

LEGAL CONSTRUCTION

          12.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

          12.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

          12.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

          12.4 Compliance with Rule 16b-3. Transactions under this Plan with respect to Section 16 Persons are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Notwithstanding any contrary provision of the Plan, if the Committee specifically determines that compliance with Rule 16b-3 no longer is required, all references in the Plan to Rule 16b-3 shall be null and void.

          12.5 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of New York.

          12.6 Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

EXECUTION

     IN WITNESS WHEREOF, The A Consulting Team, Inc., by its duly authorized officer, has executed the Plan on the date indicated below to record the adoption of the Plan by the Board on February 26, 2004.

THE A CONSULTING TEAM, INC.

Dated as of: February 26, 2004	By	/s/ Shmuel BenTov

	Title:	Chairman, Chief Executive Officer and President

EXHIBIT C

The Company’s 1997 Stock Option and Award Plan,
prior to approval of
the Amended and Restated 1997 Stock Option and Award Plan

THE A CONSULTING TEAM, INC.
1997 STOCK OPTION AND AWARD PLAN

(As amended through May 24, 2001)

-i-

(continued)

-ii-

(continued)

-iii-

(continued)

-iv-

THE A CONSULTING TEAM, INC.

1997 STOCK OPTION AND AWARD PLAN

(As amended through May 24, 2001)

     THE A CONSULTING TEAM, INC., hereby adopts The A Consulting Team, Inc. 1997 Stock Option and Award Plan, as amended as follows:

SECTION 1

BACKGROUND, PURPOSE AND DURATION

     1.1 Background and Effective Date. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, and Performance Shares.

          1.2 Purpose of the Plan. The Plan is intended to increase incentive and to encourage Share ownership on the part of (1) employees of the Company and its Affiliates, (2) consultants who provide significant services to the Company and its Affiliates, and (3) directors of the Company who are employees of neither the Company nor any Affiliate. The Plan also is intended to further the growth and profitability of the Company.

SECTION 2

DEFINITIONS

     The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

          2.1 “1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

          2.2 “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling controlled by, or under common control with the Company.

          2.3 “Affiliated SAR” means a SAR that is granted in connection with a related Option, and which automatically will be deemed to be exercised at the same time that the related Option is exercised. The deemed exercise of an Affiliated SAR shall not necessitate a reduction in the number of Shares subject to the related Option.

          2.4 “Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, or Performance Shares.

          2.5 “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

          2.6 “Board” means the Board of Directors of the Company.

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          2.7 “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

          2.8 “Committee” means the committee(s) appointed by the Board (pursuant to Section 3.1) to administer the Plan.

          2.9 “Company” means The A Consulting Team, a New York corporation, or any successor thereto.

          2.10 “Consultant” means any consultant, independent contractor, or other person who provides significant services to the Company or its Affiliates, but who is neither an Employee nor a Director.

          2.11 “Director” means any individual who is a member of the Board.

          2.12 “Disability” means a permanent and total disability within the meaning of Code section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

          2.13 “Employee” means any employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

          2.14 “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

          2.15 “Fair Market Value” means the last quoted per share selling price for Shares on the relevant date, or if there were no sales on such date, the arithmetic mean of the highest and lowest quoted selling prices on the nearest day after the relevant date, as determined by the Committee. Notwithstanding the preceding, with respect to Options granted on the date of the initial public offering of Shares, fair market value means the price at which each Share is sold in such offering, as determined by the Committee.

          2.16 “Freestanding SAR” means a SAR that is granted independently of any Option.

          2.17 “Grant Date” means, with respect to an Award, the date that the Award was granted.

          2.18 “Incentive Stock Option” means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of section 422 of the Code.

          2.19 “Non-employee Director” means a Director who is an employee of neither the Company nor of any Affiliate.

          2.20 “Nonqualified Stock Option” means an option to purchase Shares which is not intended to be an Incentive Stock Option.

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          2.21 “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

          2.22 “Participant” means an Employee, Consultant, or Non-employee Director who has an outstanding Award.

          2.23 “Performance Share” means a Performance Share granted to a Participant pursuant to Section 8.

          2.24 “Performance Unit” means a Performance Unit granted to a Participant pursuant to Section 8.

          2.25 “Period of Restriction” means the period during which shares of Restricted Stock are subject to forfeiture and/or restrictions on transferability.

          2.26 “Plan” means The A Consulting Team, Inc. 1997 Stock Option and Award Plan, as set forth in this instrument and as hereafter amended from time to time.

          2.27 “Restricted Stock” means an Award granted to a Participant pursuant to Section 7.

          2.28 “Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act, as amended, and any future regulation amending, supplementing or superseding such regulation.

          2.29 “Section 16 Person” means a person who, with respect to the Shares, is subject to section 16 of the 1934 Act.

          2.30 “Shares” means the shares of the Company’s common stock, $0.01 par value.

          2.31 “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, that pursuant to Section 6 is designated as a SAR.

          2.32 “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          2.33 “Tandem SAR” means a SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR shall be canceled to the same extent).

          2.34 “Termination of Service” means (a) in the case of an Employee, a cessation of the employee-employer relationship between an Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate; (b) in the case of a Consultant, a cessation of the service relationship between a Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-

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engagement of the consultant by the Company or an Affiliate; and (c) in the case of a Non-employee Director, a cessation of the Non-employee Director’s service on the Board for any reason.

SECTION 3

ADMINISTRATION

          3.1 The Committee. The Plan shall be administered by the Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board. In addition, the Board may appoint or remove members of a separate committee to administer the Plan with respect to Section 16 Persons, which committee shall have all the powers and authorities of the Committee with respect to such persons and shall consist of (a) the Board itself or (b) those individuals who shall satisfy the requirements of Rule 16b-3.

          3.2 Authority of the Committee. It shall be the duty of the Committee to administer the Plan in accordance with the Plan’s provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees and Consultants shall be granted Awards, (b) prescribe the terms and conditions of the Awards (other than the Options granted to Non-employee Directors pursuant to Section 9), (c) interpret the Plan and the Awards, (d) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (e) interpret, amend or revoke any such rules.

          3.3 Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more directors or officers of the Company; provided, however, that unless otherwise determined by the Board, the Committee may not delegate its authority and powers in any way which would jeopardize the Plan’s qualifications under Rule 16b-3.

          3.4 Non-employee Directors. Notwithstanding any contrary provision of this Section 3, the Board shall administer Section 9 of the Plan, and the Committee shall exercise no discretion with respect to Section 9. In the Board’s administration of Section 9 and the Options and any Shares granted to Non-employee Directors, the Board shall have all of the authority and discretion otherwise granted to the Committee with respect to the administration of the Plan.

          3.5 Decisions Binding. All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

SECTION 4

SHARES SUBJECT TO THE PLAN

          4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant under the Plan shall not exceed 300,000. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares.

          4.2 Lapsed Awards. If an Award terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available to be the subject of an Award.

          4.3 Adjustments in Awards and Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share

4

combination, or other change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under the Plan, the number, class, and price of Shares subject to outstanding Awards, and the numerical limits of Section 4.4 and Section 5.1 in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of such Awards. In the case of Options granted to Non-employee Directors pursuant to Section 9, the foregoing adjustments shall be made by the Board, and any such adjustments also shall apply to the future grants provided by Section 9. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

          4.4 Limits on Options and Stock Appreciation Rights. No participant shall receive Options or Stock Appreciation Rights during any calendar year in excess of 62,500 Shares.

SECTION 5

STOCK OPTIONS

          5.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees and Consultants at any time and from time to time as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof.

          5.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

          5.3 Exercise Price. Subject to the provisions of this Section 5.3, the Exercise Price for each Option shall be determined by the Committee in its sole discretion.

               5.3.1 Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

               5.3.2 Incentive Stock Options. In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

               5.3.3 Substitute Options. Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with section 424(a) of the Code, shall determine the exercise price of such substitute Options.

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          5.4 Expiration of Options.

               5.4.1 Expiration Dates. Each Option shall terminate no later than the first to occur of the following events:

(a) The date for termination of the Option set forth in the written Award Agreement; or

(b) The expiration of ten (10) years from the Grant Date; or

(c) The expiration of three (3) months from the date of the Participant’s Termination of Service for a reason other than the Participant’s death or Disability; or

(d) The expiration of one (1) year from the date of the Participant’s Termination of Service by reason of Disability.

               5.4.2 Death of Participant. Notwithstanding Section 5.4.1, if a Participant dies prior to the expiration of his or her options, the Committee, in its discretion, may provide that his or her options shall be exercisable for up to one (1) year after the date of death.

               5.4.3 Committee Discretion. Subject to the limits of Sections 5.4.1 and 5.4.2, the Committee, in its sole discretion, (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable, and (b) may, after an Option is granted, extend the maximum term of the Option (subject to Section 5.8.4 regarding Incentive Stock Options).

          5.5 Exercisability of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

          5.6 Payment. Options shall be exercised by the Participant’s delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

     As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant’s designated broker), Share certificates (which may be in book entry form) representing such Shares.

          5.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

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          5.8 Certain Additional Provisions for Incentive Stock Options.

               5.8.1 Exercisability. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000. Termination of Service. No Incentive Stock Option may be exercised more than three (3) months after the Participant’s Termination of Service for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and (b) the Award Agreement or the Committee permits later exercise.

               5.8.2 Company and Subsidiaries Only. Incentive Stock Options may be granted only to persons who are employees of the Company or a Subsidiary on the Grant Date.

               5.8.3 Expiration. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

          5.9 Grant of Reload Options. The Committee may provide in an Award Agreement that a Participant who exercises all or part of an Option by payment of the Exercise Price with already-owned Shares, shall be granted an additional option (a “Reload Option”) for a number of shares of stock equal to the number of Shares tendered to exercise the previously granted Option plus, if the Committee so determines, any Shares withheld or delivered in satisfaction of any tax withholding requirements. As determined by the Committee, each Reload Option shall: (a) have a Grant Date which is the date as of which the previously granted Option is exercised, and (b) be exercisable on the same terms and conditions as the previously granted Option, except that the Exercise Price shall be determined as of the Grant Date.

SECTION 6

STOCK APPRECIATION RIGHTS

          6.1 Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to Employees and Consultants at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof. The Committee shall have complete discretion to determine the number of SARs granted to any Participant.

               6.1.1 Exercise Price and Other Terms. The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan. However, the exercise price of a Freestanding SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date. The exercise price of Tandem or Affiliated SARs shall equal the Exercise Price of the related Option.

          6.2 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (a) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock

7

Option; (b) the value of the pay out with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (c) the Tandem SAR shall be exercisable only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Exercise Price of the Incentive Stock Option.

          6.3 Exercise of Freestanding SARs. Freestanding SARs shall be exercisable on such terms and conditions as the Committee, in its sole discretion, shall determine.

          6.4 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

          6.5 Expiration of SARs. A SAR granted under the Plan shall expire upon the date determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 5.4 also shall apply to SARs.

          6.6 Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(b) The number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, payment for a SAR may be in cash, Shares or a combination thereof.

SECTION 7

RESTRICTED STOCK

          7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees and Consultants in such amounts as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Participant.

          7.2 Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, any price to be paid for the Shares, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

          7.3 Transferability. Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction. In no event may the restrictions on Restricted Stock granted to a Section 16 Person lapse prior to six (6) months following the Grant Date.

          7.4 Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this

8

Section 7.4. For example, the Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, divisional, or individual), applicable Federal or state securities laws, or any other basis determined by the Committee in its discretion. The Committee, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of the restrictions applicable to such Shares.

          7.5 Removal of Restrictions. Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and remove any restrictions. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 7.4 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

          7.6 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement. Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

          7.7 Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

SECTION 8

PERFORMANCE UNITS AND PERFORMANCE SHARES

          8.1 Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Employees and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to any Participant.

          8.2 Initial Value. Each Performance Unit shall have an initial value that is established by the Committee on or before the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

          8.3 Performance Objectives and Other Terms. The Committee shall set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Shares that will be paid out to the Participants. The Committee may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, or any other basis determined by the Committee in its discretion. The time period during which the performance objectives must be met shall be called the “Performance Period”. Each Award of Performance Units/Shares shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

          8.4 Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the Participant shall be entitled to receive a pay out of the number of Performance Units or Shares earned during the Performance Period, depending upon the extent to which

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the applicable performance objectives have been achieved. After the grant of a Performance Unit or Share, the Committee, in its sole discretion, may reduce or waive any performance objectives for Award; provided that Performance Periods of Awards granted to Section 16 Persons shall not be less than six (6) months (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

          8.5 Form and Timing of Payment. Payment of earned Performance Units or Performance Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay earned such Awards in cash, Shares or a combination thereof.

          8.6 Cancellation. On the date set forth in the Award Agreement, all unearned or unvested Performance Units or Performance Shares shall be forfeited to the Company, and again shall be available for grant under the Plan.

SECTION 9

NON-EMPLOYEE DIRECTORS

          9.1 Granting of Options.

               9.1.1 New Non-employee Directors. Each Non-employee Director who first becomes a Non-employee Director on or after the effective date of the Plan automatically shall be granted, as of the date that the individual first is appointed or elected as a Non-employee Director, an Option to purchase 250 Shares.

               9.1.2 Continuing Non-employee Directors. Each Non-employee Director who is re-elected to serve as a Non-employee Director automatically shall be granted, as of the date that the individual is re-elected as a Non-employee Director, an Option to purchase 250 Shares.

          9.2 Terms of Options.

               9.2.1 Option Agreement. Each Option granted pursuant to this Section 9 shall be evidenced by a written stock option agreement which shall be executed by the Participant and the Company.

               9.2.2 Exercise Price. The Exercise Price for the Shares subject to each Option granted pursuant to this Section 9 shall be 100% of the Fair Market Value of such Shares on the Grant Date.

               9.2.3 Exercisability. Each Option granted pursuant to this Section 9 shall become exercisable in full on the first anniversary of the Grant Date. Notwithstanding the preceding, once an Optionee ceases to be a Director, his or her Options which are not exercisable shall not become exercisable.

               9.2.4 Expiration of Options. Each Option shall terminate upon the first to occur of the following events:

(a) The expiration of five (5) years from the Grant Date; or

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(b) The expiration of three (3) months from the date of the Participant’s Termination of Service for a reason other the Participant’s death or Disability; or

(c) The expiration of one (1) year from the date of the Participant’s Termination of Service by reason of Disability.

               9.2.5 Death of Director. Notwithstanding Section 9.2.4, if a Director dies prior to the expiration of his or her options in accordance with Section 9.2.4, his or her options shall terminate one (1) year after the date of death.

               9.2.6 Not Incentive Stock Options. Options granted pursuant to this Section 9 shall not be designated as Incentive Stock Options.

               9.2.7 Other Terms. All provisions of the Plan not inconsistent with this Section 9 shall apply to Options granted to Non-employee Directors; provided, however, that Section 5.2 (relating to the Committee’s discretion to set the terms and conditions of Options) shall be inapplicable with respect to Non-employee Directors.

SECTION 10

MISCELLANEOUS

          10.1 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and its Affiliates is on an at-will basis only.

          10.2 Participation. No Employee or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

          10.3 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

          10.4 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

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          10.5 Beneficiary Designations. If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant’s death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant’s estate.

          10.6 Nontransferability of Awards. No Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 10.5. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant.

          10.7 No Rights as Stockholder. Except to the limited extent provided in Sections 7.6 and 7.7, no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

          10.8 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

          10.9 Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Committee determines, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

          10.10 Deferrals. The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be delivered to a Participant under the Plan. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

SECTION 11

AMENDMENT, TERMINATION, AND DURATION

          11.1 Amendment, Suspension, or Termination. The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension, or termination of the Plan shall not, without the consent of the Participant, alter or impair any

12

rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

          11.2 Duration of the Plan. The Plan shall commence on the date specified herein and subject to Section 11.1 (regarding the Board’s right to amend or terminate the Plan), shall remain in effect thereafter. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan after June 11, 2007.

SECTION 12

LEGAL CONSTRUCTION

          12.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

          12.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

          12.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

          12.4 Compliance with Rule 16b-3. Transactions under this Plan with respect to Section 16 Persons are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Notwithstanding any contrary provision of the Plan, if the Committee specifically determines that compliance with Rule 16b-3 no longer is required, all references in the Plan to Rule 16b-3 shall be null and void.

          12.5 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of New York.

          12.6 Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

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EXECUTION

     IN WITNESS WHEREOF, The A Consulting Team, Inc., by its duly authorized officer, has executed the Plan on the date indicated below.

THE A CONSULTING TEAM, INC.

Dated as of: June 11, 1997	By	/s/ Shmuel BenTov

	Title:	Chairman, Chief Executive Officer and President

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EXHIBIT D

The Company’s Audit Committee Charter

The A Consulting Team, Inc.

Charter for the Audit Committee
of the Board of Directors

Purpose and Powers

     The purpose of the Audit Committee established by this charter will be to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of The A Consulting Team, Inc. (the “Company”), to provide to the Board of Directors (the “Board”) the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to appoint, compensate and directly oversee the Company’s independent auditor, to supervise the finance function of the Company (which will include, among other matters, the Company’s investment activities) to engage and compensate independent counsel and other advisors as it deems necessary to carry out its duties, to the extent permitted under applicable laws, rules and regulations, and the Company’s bylaws and Certificate of Incorporation, delegate to one or more members of the Audit Committee the authority to grant pre-approvals of audit services and non-audit services provided such decisions are presented to the full Audit Committee at regularly scheduled meetings and to provide the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require Board attention.

     The Audit Committee will undertake those specific duties and responsibilities listed below, and such other duties as the Board from time to time may prescribe.

CHARTER REVIEW

     The Audit Committee will review and reassess the adequacy of this charter at least once per year. This review is initially intended to be conducted at the first Audit Committee meeting following the Company’s Annual Meeting of Stockholders, but may be conducted at any time the Audit Committee desires to do so. Additionally, to the extent and in the manner that the Company is legally required to do by the rules of the Securities and Exchange Commission (the “SEC”), this charter (as then constituted) shall be publicly filed.

MEMBERSHIP

     The Audit Committee shall consist of at least three members of the Board. Such members will be elected and serve at the pleasure of the Board. The members of the Audit Committee will not be employees of the Company. Each member of the Audit Committee shall meet the independence standards and have the financial expertise as required by the Rules of the National Association of Securities Dealers, Inc., the Securities Exchange Act of 1934 and the rules promulgated thereunder (collectively, the “Exchange Act”), the Sarbanes-Oxley Act of 2002 and all other applicable rules and regulations. At least one member of the Audit Committee must qualify as a “financial expert” as defined in Section 407 of the Sarbanes-Oxley Act of 2002, by the SEC or in any other applicable laws, rules or regulations.

Meetings

     The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least quarterly to review the financial affairs of the Company. The Audit Committee will meet with the independent auditor of the Company at least once quarterly, including upon the completion of the annual audit, outside the presence of management, and at such other times as it deems appropriate to review the independent auditor’s examination and management report.

Responsibilities

     To fulfill its responsibilities and duties, the Audit Committee shall:

1.	Appoint the independent auditor for ratification by the stockholders and approve the compensation of and directly oversee the independent auditor.

2.	Engage outside counsel and other advisors and approve the compensation of and directly oversee such outside counsel and other advisors.

3.

Review the plan for and the scope of the audit and related services at least annually. Confirm that the independent accountant complies with the Exchange Act and all other applicable rules and regulations.

4.

Confirm that the lead audit partner, or the lead audit partner responsible for reviewing the audit, for the Company’s independent auditor has not performed audit services for the Company for each of the five previous fiscal years.

5.

Pre-approve all audit services and permitted non-audit services to be provided by the independent auditor as required by the Exchange Act. [Note: alternatively, the Audit Committee can establish “pre-approval policies and procedures.” These policies must be (1) detailed as to the particular services to be provided by the auditor, (2) the Audit Committee must be informed of each service (when it takes place), and (3) the policies can not include delegation of the Audit Committee's responsibilities to management. If you decide you would like to establish such procedures, please let us know.]

6.	Inquire of management of the Company and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

7.	Review with management any significant changes to GAAP, SEC and other accounting policies or standards that will impact or could impact the financial reports under review.

8.

Discuss with the independent auditor the matters required to be discussed by Statement on Audit Standards No. 61 relating to the conduct of the audit, including reviewing with management and the independent auditor at the completion of the annual audit:

a.	The Company’s annual financial statements and related footnotes;
b.	The independent accountant’s audit of the financial statements;
c.	Any significant changes required in the independent accountant’s audit plan;
d.	Any serious difficulties or disputes with management encountered during the course of the audit;
e.	Any management letter(s) from the independent auditor and management’s response(s) thereto; and
f.	Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

9.

Review with management and the Company’s independent auditor the Company’s quarterly financial statements prior to the filing of the Company’s 10-Q and obtain assurance from the independent auditor that it has reviewed the Company’s quarterly financial reports within the meaning of the procedures set forth in Statement on Audit Standards No. 71 prior to the filing of the Company’s Form 10-Q for each quarter.

10.	Ensure the receipt of, and review, a report from the independent accountant required by Section 10A of the Exchange Act.

11.

Review management and independent accountant procedures established to prevent and uncover unlawful acts and violations of the Company’s Code of Conduct, including with respect to unlawful political contributions, bribes, unexplained and unaccounted for payments to intermediaries (foreign or US) and their execution; ascertaining whether there are any unaccounted for or off-book transactions; and identifying whether there have been any payments made in violation of applicable laws and standards of business which are intended to influence employees of potential customers to purchase their products (commercial bribes, kickbacks, etc.).

12.

Ensure the receipt of, and review, periodically written formal reports from the Company’s independent auditor delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1.

13.	Review with the Company’s independent auditor any disclosed relationship or service that may impact the objectivity and independence of the accountant.

14.

Take, or recommend that the Board take, appropriate action to oversee the independence of the outside auditor, including with respect to setting clear policies regarding current or former employees of the independent auditor being hired by the Company.

15.

Review with management and the independent auditor at least annually (i) the Company’s application of critical accounting policies and its consistency from period to period, and the compatibility of these accounting policies with generally accepted accounting principles, and (where appropriate) the Company’s provisions for future occurrences which may have a material impact on the financial statements of the Company; (ii) all alternative treatments of financial information within GAAP that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; (iii) all other material communications between the independent auditor; and (iv) all other issues raised by the independent auditor including but not limited to the adequacy of personnel, possible weaknesses in the Company’s internal controls, the attitude and morale of the Company’s finance employees, any concerns expressed by finance or other Company personnel.

16.

Consider and approve, if appropriate, significant changes to the Company’s accounting principles and financial disclosure practices as suggested by the independent auditor, and management. Review with the independent auditor and management, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Committee, have been implemented.

17.

Review and discuss with management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

18.

Oversee the adequacy of the Company’s system of internal accounting controls including computerized information system controls and security. Obtain from the independent auditor management letters or summaries on such internal accounting controls. Review any related significant findings and recommendations of the independent auditor together with management’s responses thereto.

19.

Oversee the effectiveness of the internal audit function and obtain from the officers that certify the Company’s financial reports an assessment of the internal controls, a report regarding any significant deficiencies in the design or operation of those controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and any special steps adopted in light of material control deficiencies and a report of any fraud in connection with the preparation of reports and any other reports required by applicable laws, rules or regulations.

20.	Oversee the Company’s compliance with the Foreign Corrupt Practices Act.

21.	Oversee the Company’s compliance with SEC requirements for disclosure of accountant’s services and Audit Committee members and activities.

22.	Oversee the Company’s finance function, which may include the adoption from time to time of a policy with regard to the investment of the Company’s assets.

23.	Review and approve all related party transactions other than compensation transactions. [Note: another body of independent board members can perform this function.]

24.	Review the periodic reports of the Company with management and the independent auditor prior to filing of the reports with the SEC.

25.	In connection with each periodic report of the Company, review:
a.	Management’s disclosure to the Committee under Section 302 of the Sarbanes-Oxley Act; and
b.	The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Sections 302 and 906 of the Act.

26.

Periodically discuss with the independent auditor, without management being present, (i) their judgments about the quality, appropriateness, and acceptability of the Company’s accounting principles and financial disclosure practices, as applied in its financial reporting, and (ii) the completeness and accuracy of the Company’s financial statements.

27.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

28.	Establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

29.	Be responsible for the resolution of disagreements between management and the independent auditor regarding financial reporting.

30.	Review the appointment and replacement of the Chief Financial Officer, Controller and other senior financial and accounting personnel.

31.

Review with the Company’s Legal Department legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or other governmental agencies.

32.

Funding for the engagement of independent auditors, outside counsel and other advisors, as well as ordinary administrative expenses that are necessary and appropriate in carrying the duties of the Audit Committee shall be provided by the Company.

     In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board delegates to it or that are required by applicable laws, rules and regulations.

     Finally, the Audit Committee shall ensure that the Company’s independent auditor understands both (i) its ultimate accountability to the Board and the Audit Committee, as representatives of the Company’s stockholders and (ii) the Board’s and the Audit Committee’s ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company’s independent auditor (or to nominate the outside accountant to be proposed for stockholder approval in any proxy statement).

Reports

     The Audit Committee will, to the extent deemed appropriate, record its summaries of recommendations to the Board in written form that will be incorporated as a part of the minutes of the Board. To the extent required, the Audit Committee will also prepare and sign a Report of the Audit Committee for inclusion in the Company’s proxy statement for its Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 and 3.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1.	ELECTION OF DIRECTORS. Nominees:
				FOR	AGAINST	ABSTAIN
	01 Shmuel BenTov 02 Steven S. Mukamal 03 Reuven Battat 04 William Miller	2.	To ratify the appointment of Grant Thornton LLP as the independent public accountants of the Company for the fiscal year ending December 31, 2004	☐	☐	☐
				FOR	AGAINST	ABSTAIN
FOR all nominees listed (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed	3.	To (a) approve an amendment and restatement of the Company’s stock option plan to reflect previous amendments to the stock option plan, (b) allow for discretionary grants of options to purchase up to 5,000 shares of the Company’s common stock, $0.01 par value per share per calendar year to each non-employee director of the Company at fair market value on the date of grant, (c) extend the term of the stock option plan until February 26, 2014, (d) restrict payment of the exercise price for options by delivery of previously acquired shares of Common Stock to delivery of shares of Common Stock owned more than six months and (e) restrict the use of shares of Common Stock to satisfy tax withholding obligations to the satisfaction of the statutory tax withholding obligations.

				☐	☐	☐
☐ ☐
INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the line below:
		4.	In his discretion, the proxy is authorized to vote upon such other matters as may properly come before the meeting.

Dated:________________________________________________, 2004
___________________________________________________________
Signature
___________________________________________________________
Signature if held jointly

NOTE: Please sign exactly as the name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Ù FOLD AND DETACH HERE Ù

THE A CONSULTING TEAM INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Shmuel BenTov, Chairman, Chief Executive Officer and President of, and Richard D. Falcone, Chief Financial Officer of, The A Consulting Team, Inc., a New York corporation (the “Company”) and each of them as proxy for the undersigned, with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of common stock, $0.01 par value per share, all of the shares of Series A Preferred Stock, $0.01 par value per share and all of the shares of Series B Preferred Stock, $0.01 par value per share, of the Company that the undersigned is entitled to vote at the 2004 Annual Meeting of Shareholders of the Company, to be held on August 4, 2004, at 10:00 a.m. (local time), at the offices of The A Consulting Team, Inc., 200 Park Avenue South, Suite 901, New York, New York 10003 and at any adjournments or postponements thereof, in accordance with the directions as follows with respect to the following matters:

     This proxy, when properly executed, will be voted in the manner directed herein or, if no direction is given, this proxy will be voted for the election of the nominees named and for proposals 2 and 3.

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù